Exhibit 99.1




THE MIDDLEBY CORPORATION
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  1400 Toastmaster Drive, Elgin, Illinois 60120 o (847) 741-3300
  o Fax (847) 741-1689


15 May 2006


FOR IMMEDIATE RELEASE

               Summary of May 15, 2006 Middleby Conference Call

Elgin, IL, May 15, 2006 - The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of restaurant and foodservice cooking equipment, today held an investor call to explain its rationale for announcing its possible offer for Enodis. A copy of the slides used by Middleby will be filed with the SEC and are attached to this announcement.

The full presentation can be viewed at www.middleby.com.
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Announcement:

* Middleby announced on May 12 that it had proposed combination discussions with Enodis

* The announcement was pursuant to Rule 2 of U.K. City Code on Takeovers and Mergers

*    Middleby requested a meeting with Enodis to discuss the proposal

* Indicated 195 pence per share potential cash offer, a~30% premium to undisturbed price of 150.5 pence per share on May 8

* Middleby has stated that it was unlikely to proceed with a 195 pence offer without the full support of the Enodis board

* A recommendation by the Enodis board is a pre-condition to the making of any offer (which pre-condition is waivable by Middleby)(a)

*    It is seeking broader co-operation with Enodis than a recommendation

* It is also seeking Enodis' co-operation in making any governmental filings and obtaining any necessary regulatory approvals required to implement any offer and co-operation in finalising the financing of any offer in the form in which approvals are obtained

*    The combination is strategically compelling to our shareholders

Creates a Foodservice Equipment Leader:

*    Leading foodservice equipment player with over $1.5 billion of revenue (1)

*    Broad product portfolio servicing the "hot" and "cold" markets

*    Complementary group of industry leading brands

*    Enhanced international franchise - Middleby Asia + Enodis Europe

* Significant upside through potential operational and marketing efficiencies

Broad Product Portfolio - Product solutions for a global customer base:
Middleby:

* Hot - Fryers, Conveyor ovens, Convection ovens, Toasters, Charboilers, Ranges, Restaurant baking ovens, Combi-ovens, Steamers, Broilers

Enodis:

* Hot - Steam cookers, Combi-ovens, Fryers, Convection ovens, Rangers, Conveyor ovens, Rotisserie ovens, Pasta cookers

* Cold - Ice machines, Commercial refrigerators / freezers, Beverage coolers and dispensers

*    Food Retail - Refrigerated display cases, Cooler/freezer panels

Portfolio of industry leading, well-established brands:
Middleby:

* Blodgett, Middleby Marshall, Southbend, Pitco, MagiKitch'n, Nu-Vu and Toastmaster

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Enodis:

* Cleveland, Scotsman, Convotherm, Delfield, Frymaster, Scotsman Beverage System, Lincoln, Garland, Merrychef, Kysor/Warren and Kysor Panel Systems

Enhanced Global Footprint - Enhanced ability to service global customers:

*    34 plants in 9 countries

*    Leading positions in Asia, Europe and U.S

*    Opportunity for growth in emerging markets

*    Ability to leverage Middleby's six global test kitchens

Strong Geographic Fit - Broader geographic diversification:

* Middleby 2005 Revenue: U.S. & Canada - 82%, Europe and Middle East - 8%, Asia - 7%, Latin America - 3%

* Enodis FY2005 Revenue: North America - 72%, Rest of Europe - 12%, Rest of the World - 7%, UK - 9%

Significant Synergy Opportunity - Significant potential upside through operational and marketing efficiencies:

* Based on previous experiences we would contemplate that potential synergies could be in the range of $50 million to as high as $70 million(5)

*    Quantification and verification are subject to discussions with Enodis

*    Integration of complementary international organizations

*    Consolidation of manufacturing facilities

* Material cost reduction through improvement in sourcing and supply chain management

*    Sales, service and distribution synergies

*    Cross-selling opportunities with complementary customer base

Strong Operating Performance and Significant Shareholder Value Creation:

*    Middleby operating margins grew from 7.7% in 2001 to 19.4% in 2005 (2)(3)

*    Enodis operating margins in 2001 were 9.1% and decreased to 8.5% in 2005
     (2)(3)

* Middleby's revenue CAGR from 2002 to 2005 was 10.4% as opposed to Enodis' which was -5.7% (2)

* Middleby has created significant shareholder value, with its stock price growing at a CAGR of 70.3% (2)

* Over the last twelve months, Enodis achieved an operating margin of 9.1%, and Middleby achieved an operating margin of 19.1% (4)

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Conclusion- Creates a foodservice equipment leader:

*    Middleby / Enodis combination is compelling

*    Broad product portfolio servicing hot and cold markets

*    Complementary group of industry leading brands

*    Enhanced international franchise

* Significant upside through operational and marketing efficiencies * Attractive shareholder value creation opportunities

Note to Announcement:

(a) This announcement does not amount to a firm intention to make an offer and, accordingly, there can be no certainty that any offer will be made even if any pre-conditions are satisfied or waived.

Notes to Presentation Summary:

(1) Enodis' revenue and EBITDA amounts are based on 9/30/05 annual report. EBITDA excludes exceptional items. Amount reported in UK (pound) is converted to US $ using exchange rate of 1.8490 US $/UK (pound), the average for FY2005 ended 9/30/05 per FactSet Research Systems. Middleby's revenue and EBITDA amounts are based on 12/31/2005 10-K. EBITDA excludes the impact of non-cash equity compensation expense of $3.3 million.

(2) Reflects fiscal years ending December 31 for Middleby and September 30 for Enodis.

(3) Excludes exceptional items, discontinued operations and results of Property segment for Enodis. Enodis' operating margins are shown before the impact of goodwill amortization. Excludes the impact of non-recurring items and non-cash equity compensation expense for Middleby.

(4) Reflects LTM period ended 3/31/06 for Middleby and 4/1/06 for Enodis. Enodis' LTM results reflect adoption by Enodis of IFSR reporting standards. Enodis' results for FY 2001, 2002, 2003, 2004 and 2005 reflect UK GAAP reporting standards used by Enodis in those fiscal years. LTM results for Enodis exclude the impact of share option expense.

(5) The range represents approximately 4% to 6% of Enodis' FY2005 revenue of $1.2 billion, which is consistent with our experience on our acquisition of Blodgett Corporation completed in December 2001, our knowledge of Enodis and its operations and other publicly disclosed synergies realized in comparable foodservice equipment industry transactions. This is a preliminary estimate and is subject to due diligence which we have requested from Enodis.

Dealing Disclosure Requirements

Any proposal to be made to Enodis, and any potential offer by Middleby for Enodis, is subject to the UK City Code on Takeovers and Mergers (the "City Code").

Under the provisions of Rule 8.3 of the City Code, if any person is, or becomes, "interested" (directly or indirectly) in 1% or more of any class of "relevant securities" of Enodis, all "dealings" in any "relevant securities" of that company (including by means of an option in respect of, or a derivative referenced to, any such "relevant securities") must be publicly disclosed by no later than 3.30 pm (London time) on the London business day following the date of the relevant transaction. This requirement will continue until the date on which the offer becomes, or is declared, unconditional as to acceptances, lapses or is otherwise withdrawn or on which the "offer period" otherwise ends. If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire an "interest" in "relevant securities" of Enodis, they will be deemed to be a single person for the purpose of Rule 8.3.

Under the provisions of Rule 8.1 of the Code, all "dealings" in "relevant securities" of Enodis by Middleby or Enodis, or by any of their respective "associates", must be disclosed by no later than 12.00 noon (London time) on the London business day following the date of the relevant transaction.

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A disclosure table, giving details of the companies in whose "relevant securities" "dealings" should be disclosed, and the number of such securities in issue, can be found on the Takeover Panel's website at www.thetakeoverpanel.org.uk.
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"Interests in securities" arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an "interest" by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Code, which can also be found on the Panel's website. If you are in any doubt as to whether or not you are required to disclose a "dealing" under Rule 8, you should consult the Panel.

Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical fact are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include volatility in earnings resulting from goodwill impairment losses; variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; protection of trademarks, copyrights and other intellectual property; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company's SEC filings.